UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022

ECP ENVIRONMENTAL GROWTH OPPORTUNITIES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40032	85-3692788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Beechwood Road Summit, New Jersey 07901	07901
(Address of Principal Executive Offices)	(Zip Code)

(973) 671-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one warrant	ENNVU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ENNV	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ENNVW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On January 13, 2022, ECP Environmental Growth Opportunities Corp. (“ENNV”) issued a press release announcing that the virtual stockholder meeting to approve the previously announced business combination with Fast Radius, Inc. (“Fast Radius”) has been set for Monday, January 31, 2022 at 9:00 a.m. Eastern Time. Holders of record of ENNV common stock at the close of business on January 5, 2022 will be entitled to vote at the virtual meeting to approve the proposed business combination and may cast their vote electronically by visiting www.virtualshareholdermeeting.com/ENNV2022SM. ENNV also announced that the Securities and Exchange Commission (“SEC”) has declared effective its registration statement on Form S-4, which includes a definitive proxy statement in connection with the stockholder meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward Looking Statements

This Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination (the “Transaction”) between ENNV and Fast Radius. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of ENNV’s securities, (ii) the risk that the Transaction may not be completed by ENNV’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ENNV, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the requisite approvals of ENNV’s and Fast Radius’ stockholders, the satisfaction of the minimum trust account amount following any redemptions by ENNV’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transaction, (v) the risk that ENNV’s proposed private offering of public equity is not completed, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger (the “Merger Agreement”) relating to the Transaction, (vii) the effect of the announcement or pendency of the Transaction on Fast Radius’ business or employee relationships, operating results and business generally, (viii) the risk that the Transaction disrupts current plans and operations of Fast Radius, (ix) the risk of difficulties in retaining employees of Fast Radius as a result of the Transaction, (x) the outcome of any legal proceedings that may be instituted against Fast Radius or against ENNV related to the Merger Agreement or the Transaction, (xi) the ability to maintain the listing of ENNV’s securities on a national securities exchange, (xii) changes in the competitive industries in which Fast Radius operates, variations in operating performance across competitors, changes in laws and regulations affecting Fast Radius’ business and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and the ability to identify and realize additional opportunities, (xiv) risks related to the uncertainty of Fast Radius’ projected financial information, (xv) risks related to Fast Radius’ potential inability to become profitable and generate cash, (xvi) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xvii) the risk that demand for Fast Radius’ cloud manufacturing technology does not grow as expected, (xviii) the ability of Fast Radius to retain existing customers and attract new customers, (xix) the potential inability of Fast Radius to manage growth effectively, (xx) the potential inability of Fast Radius to increase its cloud manufacturing capacity or to achieve efficiencies regarding its cloud manufacturing process or other costs, (xxi) the enforceability of Fast Radius’ intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) Fast Radius’ dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Fast Radius operates, (xxiv) the risk that Fast Radius may require additional funding for its growth plans and may not be able to obtain any additional financing on terms that are acceptable to Fast Radius or at all and (xxv) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of ENNV’s Quarterly Reports on Form 10-Q, the Registration Statement (as defined below), the proxy statement/prospectus included therein (the “Proxy Statement/Prospectus”) and other documents filed by ENNV from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Fast Radius and ENNV assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Fast Radius nor ENNV gives any assurance that either Fast Radius or ENNV, or the combined company, will achieve its expectations.

Additional Information and Where to Find It

This Report relates to the proposed Transaction between ENNV and Fast Radius. ENNV filed a registration statement on Form S-4, including the Proxy Statement/Prospectus, relating to the Transaction with the SEC on September 3, 2021 (as amended, the “Registration Statement”), and the SEC declared the Registration Statement effective on January 13, 2022. The definitive Proxy Statement/Prospectus will be sent to all ENNV stockholders as of January 5, 2022, the record date established for voting on the proposed Transaction and the other matters to be voted upon at a meeting of ENNV’s stockholders to be held to approve the proposed Transaction and other matters. ENNV will also file other documents regarding the Transaction with the SEC. Before making any voting decision, investors and security holders of ENNV and Fast Radius are urged to read the Registration Statement, the Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction. Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus, and all other relevant documents filed or that will be filed with the SEC by ENNV through the website maintained by the SEC at www.sec.gov. The documents filed by ENNV with the SEC also may be obtained free of charge upon written request to ENNV at 40 Beechwood Road, Summit, New Jersey 07901.

Participants in the Solicitation

ENNV, Fast Radius and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of ENNV in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction is included in the Proxy Statement/Prospectus included in the Registration Statement. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Report shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits:

Exhibit	Description

99.1	Press Release, dated January 13, 2022

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2022		ECP Environmental Growth Opportunities Corp.

	By:	/s/ Tyler Reeder
Tyler Reeder
President and Chief Executive Officer